UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

February 6, 2012 (January 31, 2012)

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6720-B Rockledge Drive, Suite 700, Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 -	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment No. 2 to Employment Agreement with Allen F. Wise

On January 31, 2012, Coventry Health Care, Inc. (the “Company”) and its Chief Executive Officer, Allen F. Wise, entered into Amendment No. 2 (the “Wise Amendment”) to the Employment Agreement by and between the Company and Mr. Wise made the 30th day of April, 2009 and effective as of January 26, 2009, and as amended by Amendment No. 1 dated as of June 16, 2010.

Pursuant to the terms of the Wise Amendment:

•	The term of Mr. Wise’s employment is extended until December 31, 2013;

•	As of January 1, 2012, Mr. Wise’s annual base salary is $900,000 per annum;

•	As of January 1, 2012, Mr. Wise’s annual target bonus is an amount equal to 200% of his base salary and is based on performance criteria set by the Compensation Committee;

•

Subject to the terms of the Incentive Plan, Mr. Wise will receive a 2012 grant of restricted share units and performance share units with a value of $7,600,000 that would vest upon the achievement of certain performance criteria (earnings per share and revenue) and, if applicable, will be settled in cash (subject to any restrictions or limitations set forth in the Company’s Amended and Restated 2004 Incentive Plan (the “Incentive Plan”)) in mid-February 2014; and

•

Subject to the terms of the Incentive Plan, on January 1, 2013, Mr. Wise will receive a grant of restricted share units and performance share units with value of $7,600,000 that would vest upon the achievement of certain performance criteria (earnings per share and revenue) and, if applicable, will be settled in cash (subject to any restrictions or limitations set forth in the Incentive Plan) in mid-February 2014.

Based on the achievement of the performance criteria, the performance share units may vest up to 150% of the amount of the original award. In addition, the Wise Amendment makes additional conforming changes consistent with the foregoing terms and provides for certain vesting and settlement provisions with respect to incentive awards upon termination with and without cause, constructive termination and following a change in control.

The foregoing summary is qualified in its entirety by reference to the Wise Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2 to Employment Agreement with Allen F. Wise

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By:	/s/ John J. Ruhlmann
John J. Ruhlmann
Senior Vice President and Corporate Controller

Dated:	February 6, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2 to Employment Agreement with Allen F. Wise